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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        January 6, 2005 (January 6, 2005)

                            WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        001-14989                25-1723345
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

       225 West Station Square Drive, Suite 700
                Pittsburgh, Pennsylvania                           15219
       -----------------------------------------                ----------
       (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.

            On January 6, 2005, WESCO International, Inc. (the "Company") and WESCO Distribution, Inc. ("WESCO Distribution") advised JPMorgan (the "Trustee"), as trustee under the respective indentures governing WESCO Distribution's 9 1/8% Senior Subordinated Notes due 2008 (CUSIP No. 95081Q AC 8) issued in 1998 (the "1998 Notes") and WESCO Distribution's 9 1/8% Senior Subordinated Notes due 2008 (CUSIP No. 95099A AD 1) issued in 2001 (the "2001 Notes"), that the Company and WESCO Distribution intend to exercise their rights under those indentures to redeem $29,547,000 in principal amount of the outstanding 1998 Notes and $94,230,000 in principal amount of the outstanding 2001 Notes. In accordance with the terms and conditions of the indentures, the redemption price for the 1998 Notes and 2001 Notes to be redeemed will be 103.042% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to the redemption date. Following the redemption, there will be $199,720,000 aggregate principal amount of 1998 Notes outstanding, and there will be no 2001 Notes outstanding. The scheduled redemption date is March 1, 2005. At any time prior to when the Trustee mails notices of redemption to holders of the 1998 Notes and 2001 Notes, which is expected to occur on or about February 1, 2005, the Company and WESCO Distribution may revoke their intention to redeem any notes or change the principal amount of 1998 Notes or 2001 Notes to be redeemed.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 13, 2005                    WESCO INTERNATIONAL, INC.




                                            By: /s/ STEPHEN A. VAN OSS
                                                ----------------------------
                                                Stephen A. Van Oss
                                                Senior Vice President and
                                                Chief Financial and
                                                Administrative Officer